Exhibit 10.24
ADDENDUM NO. 1
TO
LOAN AGREEMENT
DATED 21 DECEMBER 2007
between
DEEP OCEAN SHIPPING II AS
as Borrower
THE BANKS AND FINANCIAL INSTITUTIONS PARTICIPATING AS LENDERS
IN THE LOAN AGREEMENT
as Lenders
and
SPAREBANK 1 SR-BANK
as Agent

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THIS ADDENDUM (the “Addendum”) dated 23 June 2009 is made between:
1	DEEP OCEAN SHIPPING II AS, (registration no. 992 035 870) with registered address at Stoltenberggaten 1, NO-5527 Haugesund, Norway (the “Borrower”);

2	THE BANKS AND FINANCIAL INSTITUTIONS PARTICIPATING AS LENDERS IN THE LOAN AGREEMENT (the “Lenders”), and

3	SPAREBANK 1 SR-BANK (registration no. 937 985 321), acting through its office at Sørhauggaten 150, P.O. Box 453, NO-5501 Haugesund, Norway as agent (the “Agent”);

(together referred to as the “Parties”)
WHEREAS:
(A)	This Addendum is supplemental to the loan agreement dated 21 December 2007 (the “Loan Agreement”), entered into between (i) the Borrower, (ii) Lenders and (iii) the Agent for the financing of the Borrower and consisting of a term loan in the amount of NOK 350,000,000, or the equivalent thereof;

(B)	Trico Marine Services Inc. has through a fully owned indirect subsidiary Trico Shipping AS acquired 100% of the shares in Deep Ocean AS, being the indirect owner of 100% of the shares in the Borrower through its wholly owned subsidiary Deep Ocean Maritime AS;

(C)	The Lenders and the Agent have consented to certain changes in the corporate structure of the Deep Ocean-group, including the delisting of Deep Ocean AS from Oslo Børs and the subsequent change of ownership of the Borrower, subject to the terms and conditions as set out below.
NOW IT IS HEREBY AGREED AS FOLLOWS:
1	DEFINITIONS AND CONSTRUCTION

1.1	Words and expressions defined in the Loan Agreement shall, unless otherwise defined herein, have the same meanings when used herein (including the preamble).

1.2	In this Addendum, unless the context otherwise requires:

“Effective Date” means 23 June 2009 being the date on which the Agent has received the documents and evidence specified in Schedule 1 in a form and substance satisfactory to it.

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2.	AGREEMENT AND CONSENTS, INCLUDING GUARANTEES

2.1	The Lenders and the Agent accepts that the shares in the Borrower is transferred from Deep Ocean Maritime AS to Trico Shipping AS (org.nr 976 584 020) to be settled by way of a note. The Lenders and the Agent furthermore accepts that the note is assigned from Trico Shipping AS to Trico Supply AS as parts of the consideration for the contemplated purchase by Trico Supply AS of 100 % the shares in Deep Ocean AS from Trico Shipping.

2.2	The Lenders and the Agent accepts Trico Supply AS and Trico Marine Services Inc as guarantors for the Loan.

2.3	The Borrower agrees and undertakes as follows:
a.	Increasing of the Margin to 1.75% with effect from 1 November 2008

b.	Increasing of the Margin to 2,75 % with effect from 1 April 2009

c:	To provide signed statements from Trico Shipping AS and Trico Supply AS confirming among others that all future charter parties for “Deep Endeavour” will be entered into with the Borrower as contractual party and that all agreements between the Borrower and Trico Marine Services Inc. and related parties are entered into on arm-length basis. Draft statements are attached as Schedule 4 to this Addendum.
3.	AMENDMENTS AND CHANGES TO CLAUSES IN THE LOAN AGREEMENT

3.1	Amendments and changes to clause 2.1 (Definitions and interpretations) of the Loan Agreement

3.1.1	The wording of the following definitions as set out in Clause 2.1 (Definitions) of the Loan Agreement shall be deleted in their entirety and shall be substituted by the following:

“Group or a Group Company”

means Trico Supply AS (org 976 853 938) with its subsidiaries.

“Trico Guarantees”

means the guarantees executed by the Trico Guarantors in the form and substance acceptable to the Agent acting on behalf of the Lenders.

“Trico Guarantors”

means Trico Supply AS and Trico Marine Services Inc.

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“Margin”

means 2.75 per cent per annum.

“Maturity Date”

means 1 January 2010.

“Share Pledge”

means a pledge of 100% of the shares in the Borrower of even date herewith, executed by Trico Shipping AS in favor of the Agent as security for the Borrower’s obligation pursuant to this Agreement in the form and substance acceptable to the Agent acting on behalf of the Lenders.

3.1.2	The following new definition to be inserted:

“Inter Company Loan Pledge”

means the a pledge provided by Deep Ocean AS to the Agent in the form and substance acceptable to the Agent acting on behalf of the Lenders, where the Deep Ocean AS claim against Trico Supply AS under the Inter Company Loan Agreement is pledged amounting to approx. NOK .

3.1.3	Amendments and change to clause 3.1 (Corporate status)

Clause 3.1 shall be deleted in its entirety and shall be substituted by the following;

“It is a limited company duly incorporated, validly existing and registered under the laws of Norway, wholly owned by Trico Shipping AS.”

3.1.4	Amendments and changes to clause 11 (Security) of the Loan Agreement

Clause 11 shall include a new clause 11 (vii) and (viii) reading:
(vii)	the Trico Guarantees

(viii)	the Inter Company Loan Pledge
3.1.5	Amendments and changes to clause 13.1.3 (Financial Statement) of the Loan Agreement

In clause 13.1.3, after references to “the Guarantor’s”, the wording “and the Trico Guarantors” to be inserted.

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3.1.6	Amendments and changes to clause 14 (Events of Default) of the Loan Agreement

In clause 14.1.2, 14.1.3, 14.1.4, 14.1.5 and 14.1.6 after references to “Group Company” the wording “or any of the Trico Guarantors” to be inserted.

Clause 14.1.11 (Financial Covenant) to be inserted a new section as follows:
“the Guarantor does not achieve, on consolidated basis:
(i) an EBITDA equal to at least NOK 111.809.000 in Q2 2009, NOK 130.402.000 in Q3 2009 and 42.471.000 in Q4 2009.”
3.1.7	Clause 14 is expanded by inserting a new clause 14.1.12 reading:

“14.1.12. Ownership

Trico Shipping AS ceases to own 100% of the shares of the Borrower, without the prior written consent of the Agent, on behalf of the Lenders.”
3.1.8	Amendments and changes to clause 13 (Undertakings) of the Loan Agreement

a	A new clause 13.1.17 to be inserted as following:

“Charter parties”

“Secure that all future charter parties for “Deep Endeavour” will be entered into with the Borrower as contractual party

b	A new clause 13.1.18 to be inserted as follows:

“Board composition”

Maintain a board composition in accordance with the requirements set out in the Norwegian guidelines for corporate governance”

c	A new clause 13.1.19 to be inserted as follows:

“Agreements with shareholders”

Secure that all agreements with shareholders or companies within the Group Companies are entered into on arm-length basis”

d	A new clause 13.1.20 to be inserted as follows:

“Compliance certificates”

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Provide at a quarterly basis (15 February, 15 May, 15 August and 15 of November) compliance certificates confirmed by the Borrowers accountant confirming that the Borrower is in compliance with the [financial] covenants set out in this Agreement”

A new clause 13.2.10 to be inserted as follows:

“13.2.10 Dividends, financial contributions

Not pay any dividends, nor distribute any of its present or future assets, rights or revenues nor make any financial distributions (including cash contributions) or loans to it’s shareholders, any company within the Group Companies (except for operational guarantees to Group Companies) or the Trico Guarantors, without the prior written consent from the Agent on behalf of the Lenders”

4.	CONTINUED FORCE AND EFFECT

4.1	Except as set out in this Addendum, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Addendum shall be read and construed as one instrument.

5.	GOVERNING LAW AND JURISDICTION
Clause 22 (Law and jurisdiction) of the Loan Agreement shall apply to this Addendum.
* * *
IN WITNESS whereof the Parties have caused this Agreement to be duly executed on the date set out above.
DEEP OCEAN SHIPPING II AS

As Borrower

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DEEP OCEAN AS

As Guarantor and pledgor

TRICO SUPPLY AS

As Guarantor

TRICO MARINE SERVICES INC

As Guarantor

TRICO SHIPPING AS

As pledgor

LENDERS

AGENT

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Schedule 1
CONDITIONS PRECEDENT
1. Corporate Documents
The Agent shall have received a certified copy of each of the following in form and substance satisfactory to it:
(a)	the certificate of incorporation of each of the Borrower, Deep Ocean AS, Trico Shipping AS, Trico Supply and Trico Marine Services Inc;

(b)	the bylaws of each of the Borrower, Deep Ocean AS, Trico Shipping AS, Trico Supply and Trico Marine Services Inc;

(c)	Satisfactory corporate resolutions of each of the Borrower, Deep Ocean AS, Trico Shipping AS, Trico Supply AS and Trico Marine Services Inc. approving and authorising the execution, delivery and performance of this Addendum, the Trico Guarantees, the Share Pledge and any power of attorney pertaining thereto.
2. Delivery of non-security documentation, etc.
The Agent shall have received each of the following in form and substance satisfactory to it:
(a)	evidence of compliance with all financial covenants of the Loan Agreement;

(b)	the fees payable on the date of this Addendum;

(c)	evidence of ownership structure;
3. Delivery of Security Documents and other documents
The Agent shall have received each of the following in form and substance satisfactory to it:
(a)	the Addendum duly executed by the Borrower, Deep Ocean AS, Trico Shipping AS, Trico Supply AS and Trico Marine Services Inc;

(c)	the Trico Guarantees executed by the Guarantors;

(d)	the Share Pledge duly executed by Trico Shipping AS;

(e)	statements from Trico Shipping AS and Trico Supply AS

(e)	such legal opinions as the Agent may request in respect of the Trico Guarantees, the Share Pledge, the Inter Company Loan and other relating issues.